ORAGENICS

Alan F. Joslyn, PhD
President & CEO
813 286 7900 ext 232
ajoslyn@oragenics.com

Oragenics, Inc.
4902 Eisenhower Blvd., Suite 125
Tampa, FL 33634
www.oragenics.com

DEVELOPING NOVEL ANTIBIOTICS AND BIOTHERAPEUTICS THROUGH SYNTHETIC BIOLOGY

Investor Presentation

NYSE American: OGEN

Safe Harbor Statement

Certain statements made in this presentation include forward-looking actions that Oragenics, Inc. ("Oragenics," or the "Company") anticipates based on certain assumptions. These statements are indicated by words such as "expect", "anticipate", "should" and similar words indicating uncertainty in facts, figures and outcomes. Such statements are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. While Oragenics believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such statements will prove to be correct. The risks associated with the Company are detailed in the Company's various reports filed by the Company with the Securities and Exchange Commission.

Investment Highlights

1 2 3

Ongoing clinical program in a ~$20MM market cap company with near-term catalysts and sufficient cash through 2020

AG013 for Oral Mucositis: Large unmet clinical need - no drug is approved to prevent OM in the broad cancer population;
Addressable Population: >770,000 cancer patients annually in the US

ORAGENICS

Lantibiotics Platform: A novel class of peptide antibacterial compounds, with activity against a variety of MDR infections

AG013: First-in-Class Therapy for Prevention of Oral Mucositis

Oral Mucositis



- Most common and debilitating complication of cancer chemo and radiation therapy.
- Caused by breakdown of mucosal lining resulting in formation of oral ulcers.
- Inability to eat/drink (WHO grades 3 & 4) resulting in nutritional deficits and potential alterations of cancer treatment regimens.
- **Large Addressable Market**: > 770,000 U.S. newly diagnosed cancer patients receiving conventional chemotherapy and radiation are at increased risk of developing OM*

*Center Disease Control, 2017

Economic and Clinical Impact of Severe OM

Clinical Impact:

2x more likely to receive TPN

3-4x more likely to experience interruption in chemo regimen

2x more likely to have unplanned break in radiation

Severe Oral Mucositis

Economic Impact:

2-8x higher direct hospital costs due to longer stay/delivery of alimentation

9 extra days in the hospital

Nonzee et al Cancer 2008; 113: 1446-52
Vera_Llonch et al Cancer 2006: 106: 329-36
Carlotto et al Pharmacoeconomics 2013: 2013: 753-66

Economic and Clinical Impact of Severe OM

TABLE 3
Estimated Costs of Cancer Treatment-related Toxicities Reported by the Northwestern University Costs of Cancer Program*

Treatment-related Toxicity (Reference)	Oncology Treatment	Cancer Diagnosis	No. of Patients	Medical Costs, $
Mucositis/pharyngitis (current study)	Radiochemotherapy	Nonsmall cell lung cancer	40	25,060
Neutropenia treated as an inpatient (Albain 2002[9])	Chemotherapy	Lymphoma	11	17,869
Mucositis/pharyngitis (current study)	Radiochemotherapy	Head and neck cancer	99	17,244
Neutropenia treated as an inpatient (Albain 2002[9])	Chemotherapy	Breast cancer	5	10,534
Neutropenia treated as an inpatient (Albain 2002[9])	Chemotherapy	Lung cancer/multiple myeloma	12	10,311
Neutropenia (Calhoun 2001[3])	Cis-platinum	Ovarian cancer	26	7546
Febrile neutropenia (Calhoun 2003[10])	Liposomal daunorubicin	AIDS-related Kaposi sarcoma	166	7138
Febrile neutropenia (Calhoun 2003[10])	Liposomal doxorubicin	AIDS-related Kaposi sarcoma	121	6717
Neutropenia treated as an outpatient (Albain 2002[9])	Chemotherapy	Breast cancer	17	5704
Anemia (Salma 2007[11])	Topotecan	Ovarian cancer	120	5181
Neutropenia (Salma 2007[11])	Topotecan	Ovarian cancer	120	3756
Thrombocytopenia (Calhoun 2001[3])	Cis-platinum	Ovarian cancer	15	3268
Febrile neutropenia treated in an emergency room (Courtney 2007[12])	Chemotherapy	Various	48	1455
Neutropenia treated as an outpatient (Albain 2002[9])	Chemotherapy	Lung cancer/multiple myeloma	14	1329
Neutropenia treated as an outpatient (Albain 2002[9])	Chemotherapy	Lymphoma	12	1201
Neuropathy (Calhoun 2001[3])	Cis-platinum	Ovarian cancer	42	688
Palmar-plantar erythrodysia (Salma 2007[11])	Liposomal doxorubicin	Ovarian cancer	115	104
Stomatitis/esophagitis (Salma 2007[11])	Liposomal doxorubicin	Ovarian cancer	120	101
Nausea and vomiting (Salma 2007[11])	Topotecan	Ovarian cancer	120	83
Diarrhea (Salma 2007[11])	Topotecan	Ovarian cancer	120	58

AIDS indicates acquired immunodeficiency syndrome.

* Calhoun EA, Bennett CL. Evaluating the total costs of cancer. The Northwestern University Costs of Cancer Program. Oncology (Williston Park). Jan 2003;17(1):109-114; discussion 119-121.[10]

Nonzee et al Cancer 2008; 113: 1446-52

AG013: Target Product Profile

- Convenient, flavored oral rinsing solution composed of genetically modified *Lactococcus lactis* (non-pathologic food grade bacterium) engineered to deliver mucosal protectant human Trefoil Factor 1 (hTFF1) to mucosal tissues
  - Trefoil Factors (TFF's) are a class of peptides involved in protecting mucosal tissues against damage and in subsequent repair
- Cost effective (low COGs) delivery system provides daily continuous oropharyngeal coverage with *L. lactis* producing hTFF1 during entire cancer treatment regimen



Intellectual Property:

Intellectual property relating to AG013 extends into 2030s

Additional protections support underlying gene transfer technologies

AG013 in Action

1



AG013 delivers hTTF1 via genetically modified lactococcus

2



The bacteria is freeze-dried into vials

3



Patient mixes powder with a raspberry-flavored solution

4



Patient swishes for 30 seconds after every meal

5



This activity promotes a protein called trefoil factor, which regrows the oral lining

AG013 Superior to Available Treatments

	AG013	Kepivance
Sales	TBD	$14,000,000
Patients	>500,000	20,000 (indicated only for bone marrow transplant induction chemo patients)
Method	Oral topical delivery, outpatient	Intravenous, inpatient

$600MM palliative care products provide temporary symptomatic relief

* All figures approximate;

AG013 Treats a Large Addressable Market With Potential W.W. Cumulative Sales >$2.0Bn for Oral Mucositis

REVENUE-BASED FORECAST ASSUMPTIONS

Potential Addressable Patients Global Market:

6.0 MILLION+

new patients ww/yr

Estimated Peak Share:



20-25%

Estimated Cost:

$90

per day



Global Potential Cumulative Sales: $2.3bn

Treatment Days:

~70

Gross Margin:

90%

ORAGENICS

AG013: Current Study Design Agreed with FDA

- Double-blind, placebo – controlled evaluation of daily AG013 ($2x10^{11}$ CFU) TID oral suspension for duration of cancer treatment regimen
- 160-180 evaluable patients with head and neck cancer receiving chemoradiation therapy over 7-9 weeks and standard of care for prevention of OM
- ~59 clinical centers in United States and Europe
- **Primary efficacy endpoint:** Duration (in days) of severe OM (WHO grades 3 (unable to eat) & 4 (unable to drink))
- **Sample size consideration:** 160 evaluable patients (80/group) provides 80% power to detect 5-day difference between groups with respect to severe OM
- **OM secondary endpoints:** number of OM free (WHO grades 1 & 2) days, time to onset, use of pain medication, alteration in cancer regimens; emergency room visits for SOM

AG013 Received **FDA Fast Track** Designation

AG013: Near Term News Flow

- 3Q19: Clinical Trial as of Oct. 15, 2019: 180 of 200 patients randomized
- 3Q19: Successful Poster presentation of ongoing clinical trial at European Society of Medical Oncology (ESMO) meeting in Barcelona, Spain September 29 - Oct 2.
- 4Q19: Anticipated announcement indicating ongoing clinical study in Head & Neck cancer patients has completed enrollment.
- **1Q20: Expected Release of topline data from ongoing clinical trial.**

ORAGENICS



Novel Lantibiotic Platform for Multidrug Resistant Bacterial Infections

CDC Antibiotic-Resistant Threats, 2017 (cases/yr, US)

Drug-resistant pathogen (blue = gram (+) grey= gram (-))	Infections/year
Clostridium difficile	**500,000**
Carbapenem-Resistant Enterobacteriaceae (CRE)	9,000
Neisseria gonorrhoeae	246,000
MDR Acinetobacter	7,300
Drug-Resistant Campylobacter	310,000
Extended Spectrum ß-lactamase Enterobacteriaceae	26,000
Vancomycin-Resistant Enterococcus (VRE)	**20,000**
MDR *Pseudomonas aeruginosa*	6,700
Drug-Resistant Non-Typhoid Salmonella	100,000
Drug-Resistant Typhoid Salmonella	3,800
Drug-Resistant Shigella	27,000
Methicillin-Resistant *Staphylococcus aureus* (MRSA)	**80,000**
Drug-Resistant *Streptococcus pneumoniae*	**1,200,000**

Center Disease Control; U.S. MDR pathogen update, 2017

C. difficile and *C. difficile* Infection (CDI): Epidemiology



- *C. difficile* is an infection of the colon causing colitis by producing toxins that damage lining of the colon
- 500,000 infections annually resulting in 29,000 deaths
- 83,000 will experience at least one recurrence
- Deaths have increased 400% since 2000
- Healthcare-associated infections occur: 37% hospital onset, 36% nursing home onset, 27% community onset
- *C. difficile* associated diarrhea is associated with a 1-2 week hospital stay
- **Emerging problem**: 8% of CDI associated with onset of concomitant Vancomycin Resistant Enterococci (VRE) infection

Lantibiotics: Novel Platform of Antibiotics to Treat Serious Life-Threatening Infections

- Lantibiotics are novel class of peptide antibacterial compounds naturally produced by variety of Gram-positive bacterial strains to attack competing bacterial strains
- Platform: >700 lantibiotic structures created, potentially generating a pipeline of new compounds
- Prior development limited by manufacturing technical hurdles
- Platform provides potential for development in multidrug resistant infections:
  - Methicillin Resistant *Staphlococcus aureus* (MRSA)
  - Vancomycin Resistant Enterococci (VRE)
  - Virulent *Clostridium difficile*
  - Gram(-) infections



H_2N
Phe 1
Lys 2
Ala 3
Trp 4
Dha 5
Leu 6
Ala 7
Abu 8
Pro 9
Gly 10
Ala 11
Ala 12
Arg 13
Dhb 14
Gly 15
Ala 16
Phe 17
Asn 18
Ala 19
Tyr 20
Ala 21
A
B
C
D
S
CH
CH
NH

Mutacin 1140: a lantibiotic produced by *Streptococcus mutans*

Oral OG716 Superior at Preventing *C. difficile* Deaths in Hamster Model



DAY 1
Infection
DAY 2
Clindamycin
DAYS 3-7
Antibiotic Treatment Phase
DAYS 8-22
Recurrence Phase
OG716
Vanco
OG253
Vehicle
Survival (%)
120
100
80
60
40
20
0
Days
0
5
10
15
20
25
OG716
OG253
Vanco
Vehicle

Lantibiotics: OG716 *C. difficile* Program Milestones

4Q16 ✓

Tech Transfer of Manufacturing Process

Fermentation complete; purification underway

1Q17 ✓

Manufacture of API

Ongoing at 1400L scale: transitioning to GMP manufacture; Enough material generated for rat tox study, lots for monkey tox study ongoing

3Q19 ✓

Toxicology and Microbiology Underway

14-day rat tox study underway and monkey tox study under development

2Q20 (estimate)

File IND

Timing of filing of the IND is subject to having adequate available capital to complete requisite studies



Corporate Status Update

Capitalization

	Common Stock Equivalents*
Common Stock Outstanding	46,124,803
Series A Convertible Preferred (As Converted)	941,701
Series B Convertible Preferred (As Converted)	1,320,002
Series C Non-Convertible Perpetual Preferred** (113.941 shares outstanding)	-
Warrants (WAEP $1.08)	26,538,593
Reserved for issuance under stock incentive plan	8,009,250
Total	82,934,349

Significant Shareholders***	Number Of Shares Beneficially Owned	Percentage Ownership
CVI Investments, Inc.	4,000,000	8.70%
Anson Funds Management LP	4,000,000	8.70%
Intracoastal Capital LLC	3,858,977	7.80%
Koski Family Limited Partnership	2,580,365	5.50%
Intrexon	1,548,165	3.40%

Cash*	$25.7M

* Information is as of June 30, 2019.

** As of June 30, 2019, the Non-Voting, Non-Convertible Series C Preferred Shares have a stated value of $33,847 per share and have an accruing dividend of 20% per year. The Series C Preferred Shares resulted from the conversion of approximately $3.3 million in debt obligations previously owed to Intrexon.

*** Information as reflected in the Company's Proxy Statement dated May 16, 2019.

The Series A, B, and C Preferred stock have no price based downround protection for the conversion price.

Experienced Management Team

Dr. Alan F. Joslyn
Director, President and Chief Executive Officer

- Assumed CEO position at Oragenics in June 2016
- Held CEO positions at several private biotechnology companies including Sentinella Pharmaceuticals, Edusa Pharmaceuticals and Mt. Cook Pharma
- Formerly sat on the board of Synergy Pharmaceuticals (NASDAQ: SGYP)
- Over 25 years of drug development experience at Glaxo, Johnson & Johnson and Penwest

Mike Sullivan
Chief Financial Officer

- Held senior-level financial positions for both publicly and privately held businesses
- Significant experience in product licensing and IP issues with strong background in both domestic and international retail operations

Dr. Martin Handfield
Senior Vice President, Discovery Research

- Molecular Microbiologist and former Tenured Associate Professor, College of Dentistry at The University of Florida
- Prolific researcher focusing on infectious diseases, host-pathogen interactions and non-invasive diagnostics